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EXHIBIT 99.1

                         OUTDOOR CHANNEL HOLDINGS, INC.
                          2004 LONG-TERM INCENTIVE PLAN
                         ------------------------------

                          STOCK OPTION AWARD AGREEMENT
                         ------------------------------

                               AWARD NO. _____

                  You (the "PARTICIPANT") are hereby awarded the following stock option (the "OPTION") to purchase Common Stock of Outdoor Channel Holdings, Inc. ("the "COMPANY"), subject to the terms and conditions set forth in this Stock Option Award Agreement (this "AWARD AGREEMENT") and in the Outdoor Channel Holdings, Inc. 2004 Long-Term Incentive Plan (the "PLAN"), which is attached hereto as EXHIBIT A. A summary of the Plan appears in its Prospectus, which is attached as EXHIBIT B. You should carefully review these documents, and consult with your personal financial advisor, before exercising this Option.

                  By executing this Award Agreement, you agree to be bound by all of the Plan's terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors of Outdoor Channel Holdings, Inc. (the "BOARD") or the Committee pursuant to Section 4 of the Plan, and that such determinations, interpretations or other actions are (unless arbitrary and capricious) final, conclusive and binding upon all parties, including you, your heirs, and representatives. Capitalized terms are defined in the Plan or in this Award Agreement.

1. VARIABLE TERMS. This Option shall be controlled by and interpreted according to the following terms, subject to the provisions of the Plan in all instances:

              Name of Participant:  ___________________________________

              Type of Stock Option: Incentive Stock Option/Non-Incentive Stock
                                    Option.

              Number of Shares subject to Option: ______________________________

              Option Exercise Price per Share:    ______________________________

              Date of Option Grant:               ______________________________

              Expiration Date:      5 years after Date of Option Grant.

              Early Exercise:       |_| If this box is checked, the Participant
                                    may exercise this Option before vesting
                                    occurs, in accordance with Section 6(i) of the Plan.



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              Vesting Schedule:     The Shares issued or issuable upon exercise
                                    of this Option shall vest as follows:

                           (i) twenty percent (20%) of the Shares shall vest ninety (90) days after the Date of Option Grant specified above (the "Initial Vesting Date");

                           (ii) following the Initial Vesting Date, five percent (5%) of the Shares shall vest each ninety (90) days thereafter; and

                           (iii) notwithstanding the foregoing, upon a Change in Control, the vesting of all Shares issued or issuable under this Option shall accelerate, regardless of whether the vesting requirements set forth herein have been satisfied.

2. TERM OF OPTION. The term of the Option will expire at 5:00 p.m. (E.D.T. or E.S.T., as applicable) on the Expiration Date.

3. MANNER OF EXERCISE. The Option shall be exercised in the manner set forth in the Plan. The amount of Shares for which the Option may be exercised is cumulative; that is, if you fail to exercise the Option for all of the Shares vested under the Option during any period set forth above, then any Shares subject to the Option that are not exercised during such period may be exercised during any subsequent period, until the expiration or termination of the Option pursuant to Sections 2 and 5 of this Award Agreement and the terms of the Plan. Fractional Shares may not be purchased.

4. SPECIAL ISO PROVISIONS. If designated as an ISO, this Option shall be treated as an ISO to the extent allowable under Section 422 of the Code, and shall otherwise be treated as a Non-ISO. If you sell or otherwise dispose of Shares acquired upon the exercise of an ISO within 1 year from the date such Shares were acquired or within 2 years from the Date of Option Grant, you agree to deliver a written report to the Company within 10 days following the sale or other disposition of such Shares detailing the net proceeds of such sale or disposition.

5. TERMINATION OF CONTINUOUS SERVICE. If your Continuous Service with the Company is terminated for any reason, this Option shall terminate on the date on which you cease to have any right to exercise the Option pursuant to the terms and conditions set forth in Section 6 of the Plan.

6. TRANSFER. This Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee.

7. DESIGNATION OF BENEFICIARY. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the "BENEFICIARY") to your interest in the Option awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as EXHIBIT C (the "Designation of Beneficiary") and delivering an executed copy of the Designation of Beneficiary to the Company.


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8. NOTICES. Any notice, payment or communication required or permitted to be given by any provision of this Award Agreement shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed as follows: (i) if to the Company, at the address set forth on the signature page, to the attention of: Board of Directors of Outdoor Channel Holdings, Inc.; (ii) if to Participant, at the address set forth below his or her signature on the signature page hereto. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices to such party hereunder. Any such notice shall be deemed to be delivered, given, and received for all purposes as of the date such notice is received or properly mailed.

9. BINDING EFFECT. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

10. MODIFICATIONS. This Award Agreement may be modified or amended at any time by the Committee, provided that your consent must be obtained for any modification that adversely alters or impairs any rights or obligations under this Award Agreement, unless there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

11. HEADINGS. Section and other headings contained in this Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.

12. SEVERABILITY. Every provision of this Award Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.

13. GOVERNING LAW. This Award Agreement shall be interpreted, administered and otherwise subject to the laws of the State of Delaware (disregarding choice-of-law provisions).

14. COUNTERPARTS. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

(SIGNATURE PAGE FOLLOWS)


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         BY YOUR SIGNATURE BELOW, along with the signature of the Company's representative, you and the Company agree that the Option is awarded under and governed by the terms and conditions of this Award Agreement and the Plan.


                                       OUTDOOR CHANNEL HOLDINGS, INC.


                                       By:
                                           -------------------------------------
                                           A duly authorized Director or Officer


                                       Address: 43445 Business Park Drive,
                                                Suite 113, Temecula, CA  92590


         The undersigned hereby accepts the terms of this Award Agreement and the Plan.



                                        ________________________________________

                                        Address: _______________________________
                                                 _______________________________



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                         OUTDOOR CHANNEL HOLDINGS, INC.
                          2004 LONG-TERM INCENTIVE PLAN

                                    EXHIBIT A
                                    ---------

                                  PLAN DOCUMENT



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                         OUTDOOR CHANNEL HOLDINGS, INC.
                          2004 LONG-TERM INCENTIVE PLAN

                                    EXHIBIT B
                                    ---------

                                   PROSPECTUS




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                         OUTDOOR CHANNEL HOLDINGS, INC.
                          2004 LONG-TERM INCENTIVE PLAN


                                    EXHIBIT C
                                    ---------

                           DESIGNATION OF BENEFICIARY

              In connection with the STOCK OPTION AWARD AGREEMENT (the "AWARD AGREEMENT") entered into on _______________, 20__ between Outdoor Channel Holdings, Inc.. (the "COMPANY") and _______________, an individual residing at _______________ (the "PARTICIPANT"), the Participant hereby designates the person specified below as the beneficiary of the Participant's interest in a stock option to purchase shares of Common Stock (as defined in the Award Agreement) of the Company awarded pursuant to the Award Agreement. This designation shall remain in effect until revoked in writing by the Participant.


               Name of Beneficiary: ______________________________

               Address:             ______________________________

                                    ______________________________

                                    ______________________________

               Social Security No.: ______________________________

              The Participant understands that this designation operates to entitle the above-named beneficiary to the rights conferred by the Award Agreement from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Participant, including by delivery to the Company of a written designation of beneficiary executed by the Participant on a later date.


                                        Date: __________________________________


                                           By: _________________________________
                                               [Participant Name]

Sworn to before me this

____ day of ____________, 20__


________________________________
Notary Public

County of     __________________

State of      __________________